ANNUAL REPORT FOR 1997


Dear Shareholder(s),

Enclosed are the financial statements for the SCM Portfolio Fund for the 12-month period ending December 31, 1997. Also, enclosed is a graph which compares the Fund's performance to that of the Standard and Poor's Index of 500 stocks (S & P 500) from 1989, the year in which the Fund was authorized to sell shares. The Fund reports as of January 1, 1989, since its capitalization was growing while awaiting Securities and Exchange Commission
(SEC) notification of effectiveness, which occurred on March 8, 1989.  The
S & P 500 Index is a broad-based index which meets the SEC requirements for comparative purposes. The fund was not fully invested in stocks for any period reported, as was the S & P 500 Index, and the Fund will not likely ever be fully invested in common stocks. Bonds and cash equivalents make up signif-icant positions in the Fund, which is consistent with the Fund's investment objective. Bonds and short-term (three to 12 months) treasury bills tend to reduce volatility in a portfolio.

SEC rules require that the person or persons associated with the Fund or the investment advisor (advisor, management), SCM Associates, Inc., be disclosed with title(s) and that the Fund's performance be reviewed annually, indicating the investment strategy and relating it to the Fund's objective and market conditions during the year.

Stephen C. McCutcheon has managed the portfolio of the Fund since its inception. He began managing client funds individually in 1986 with the founding of SCM Associates, Inc. and registering the adviser with the SEC. Henry W. Blizzard, Vice President of the advisor and the Fund, serves on an investment committee with McCutcheon. Blizzard has served in these capacities since the Fund's inception.

The Fund reports a 16.32% total return for the year compared to the Dow Jones Industrial Average (DJIA) of 24.87% and S & P 500 Index of 33.36%. Total return, of course, is the combined result of capital appreciation and distributions (dividends and capital gains) reinvested in shares of the Fund or comparative index. A more suitable comparison is the average of stock and bond blend funds, which gained 14.96%, as reported by Lipper Analytical Services in the Wall Street Journal.

The periodic average annual returns for the Fund since inception, March 8, 1989, are as follows:

         One year         16.32%
         Three years      14.12%
         Five years        9.38%
         Life of Fund      7.80%

The objective of the Fund is to realize a combination of income and capital appreciation which will result in the highest total return consistent with safety of principal. The Fund follows a flexible investment policy and invests in common stocks, preferred stocks, bonds, and money market instruments in varying percentages, depending on the judgement of management as to the general market and economic conditions. Management seeks to reduce negative changes in the Fund's net asset value per share in declining markets. The
Fund seeks to generate real (inflation plus) growth during favorable investment periods and will emphasize income and capital preservation during uncertain investment periods.

The Fund was invested at the end of year, 50.37% in common stocks; 1.36% in preferred stocks; 8.75% in U.S.Treasury Notes; and 39.52% in cash equivalents. This is a conservative portfolio mix, but the cash position buffered the portfolio during precipitous declines. Also, cash provides investing power whenever stock prices come in line with management's target purchase price.

There was an unusual amount of volatility in the stock market during the year. Substantial swings in stock indexes are typical when stock prices run up beyond the normal ratio between stock price and company earnings.
The Fund management was reluctant to commit more than 50% to common stocks, particularly when short-term interest rates still returned an inflation-adjusted positive return. Nevertheless, Fund management wanted to participate in the stock and bond appreciation but to protect the portfolio from the inevitable pullback typical of an overvalued market.

Nevertheless, long-term interest rates steadily declined during the year and inflation remained under control. These factors plus the investment demands of baby boomers who are investing for retirement, continued to impact positively the stock market and long-and intermediate-term bond prices, and stocks rebounded during each correction for good gains in stock markets averages and indexes. However, the Asian currency and economic problems at the end of the year began to impact the stock market, but bond prices reacted positively.

Economists are projecting that corporate profit gains in 1998 will be less than the robust gains reported in the last three years. Evidently, the efficiency measures implemented by the U.S. industrial giants in the early 1990's have just about run their course, and profits likely will return to their normal range of 8-10%. The Asian problems will impact U.S. corporate earnings but that impact will lessen during the year. The personal problems of President Clinton are another issue. These problems are not likely to go away soon, and stock and bond investors do not like uncertainty. But the markets have not factored in, at this writing, the full impact of prolonged uncertainty. Nevertheless, the Fund is well positioned for any eventuality, even if management is totally wrong and the market takes off again. The Fund already is sufficiently diversified in high quality growth stocks and income producing securities to participate very well in a continuation of the bull market.

In any event, Fund management will continue to buy stocks of companies which have prospects of growing earnings and which pull back from their 52-week highs. As opportunities occur, whatever the conditions that present them, management will take advantage of them in an attempt to add value to the Fund.

We will provide a further update at the annual meeting, which is planned for 7 PM, March 14. Hope to see you then. The location and an agenda will be provided later.

Sincerely,

Steve McCutcheon
President

February 6, 1998

Description of line graph comparing the change in value of $10,000 investment in SCM Portfolio Fund and the S & P 500 Index dating from 01/01/89 through 12/31/98.

On the vertical axis the range in dollar value is $0 to $50,000.

On the horizontal axis, the dates begin with 01/01/89, next 03/08/89 (SEC effectiveness date of the SCM Portfolio Fund), and thereafter each year ending date (12/31) through 12/31/97.

The plotted values are as follows:


Date                 S & P Index                   SCM Portfolio Fund

01-01-89               $10,000                       $10,000
03-08-89                10,193                        10,140
12-31-89                11,404                        10,690
12-31-90                11,004                        11,178
12-31-91                14,002                        12,272
12-31-92                15,440                        12,555
12-31-93                16,983                        13,380
12-31-94                17,204                        13,279
12-31-95                23,605                        15,153
12-31-96                29,172                        16,900
12-31-97                39,124                        19,657


                                 SCM PORTFOLIO FUND, INC
                                   FINANCIAL STATEMENTS
                                    DECEMBER 31, 1997


                                    TABLE OF CONTENTS


                                                                  Page
Independent Auditor's Report                                       1

Statement of Assets and Liabilities                                2

Schedule of Investments                                            3-4

Statement of Operations                                            5

Statements of Changes in Net Assets                                6

Notes to Financial Statements                                      7-8

Supplementary Information

     Selected Per Share Data and Ratios                            9-10

     Auditor's Report on Internal Control Structure                11


                                    MCMULLAN AND COMPANY
                                Certified Public Accountants
                                 1355 Peachtree Street N E
                                          Suite 820
                                      Atlanta, GA 30309


                                INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Shareholders
SCM Portfolio Fund, Inc.

We have audited the accompanying statement of assets and liabilities of SCM Portfolio Fund, Inc., including the schedule of investments, as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and 1996, and selected per share data and ratios for the years ended December 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990, and 1989. These financial statements, per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of SCM Portfolio Fund, Inc., as of December 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for the years ended December 31, 1997 and 1996, and the selected per share data and ratios for the years ended December 31, 1997, 1996, 1995, 1994, 1993, 1992,
1991, 1990, and 1989, in conformity with generally accepted accounting principles.

MCMULLAN AND COMPANY
CERTIFIED PUBLIC ACCOUNTANTS

January 12, 1998
Atlanta, Georgia


                               SCM PORTFOLIO FUND INC
                         STATEMENT OF ASSETS AND LIABILITIES
                                 DECEMBER 31, 1997


                                   ASSETS

ASSETS
  Investment in securities, at market values
    (identified cost - $461,113)                                  $  699,937
  Cash equivalents                                                   449,788
  Cash in custodial account and premium reserve                        3,153
  Dividends and interest receivable                                    6,008
                                                                  __________
                                                                  $1,158,886
                                                                  ==========

                                 LIABILITIES

LIABILITIES
  Accounts payable                                                $    1,085

NET ASSETS (Equivalent to $13.05 per share
  based on 88,674.029 shares outstanding;
  10,000,000 share authorized)                                     1,157,801
                                                                  __________
                                                                  $1,158,886
                                                                  ==========

Net assets consist of:
  Capital paid in                                                 $  916,342
  Unrealized depreciation on investments                             240,675
  Accumulated undistributed net investment income                        784
                                                                  __________
                                                                  $1,157,801
                                                                  ==========

The accompanying notes are an integral part of these financial statements.


                               SCM PORTFOLIO FUND INC
                               SCHEDULE OF INVESTMENTS
                                  DECEMBER 31, 1997



                                                      Number of
                                                      Shares or      Market
                                                      Face Amount    Value
                                                      ___________    _________


CASH EQUIVALENTS (39.1%)
  Fidelity National Bank Money Market Cl. III
  (cost $449,788)                                     $449,788       $449,788
                                                                     ========

SECURITIES (60.9%)
  U.S. Government Obligations (8.8%)
    U.S. Treasury Notes, 6.375%, January 15, 1999       50,000         50,340
    U.S. Treasury Notes, 6.25%, January 31, 2002        50,000         50,880          ________
                                                                     ________
         Total (cost - $99,872)                                       101,220
                                                                     ________

  Preferred stocks (1.4%)
    General Motors Corp., 9.125%, Series B                 600         15,786
                                                                     ________

         Total (cost - $15,000)                                        15,786
                                                                     ________

Common stocks (50.7%)
  Business Equipment (2.8%)
    Hewlett Packard Company                                300         18,711
    Johnson & Johnson Company                              200         13,174
  Business Services (3.0%)
    Air Touch Communications                               300         12,468
    Automatic Data Processing                              200         12,274
    Oracle Corporation                                     425          9,483
  Chemical - Basic Material (5.7%)
    PPG Industries                                         600         34,272
    Sigma Aldrich Corp.                                    800         31,800
  Chemical - Specialty Material (1.3%)
    Cisco Systems, Inc.                                    150          8,362
    Pall Corp.                                             300          6,204
  Consumer Goods -  Drugs (6.4%)
    Abbott Labs                                            400         26,200
    Amgen, Inc.                                            100          5,412
    Merck & Co.                                            400         42,400
  Consumer Goods - Foods (7.2%)
    Flowers Industries                                   1,500         30,840
    H. J. Heinz                                            650         33,027
    Sysco Corporation                                      400         18,224
  Consumer Goods - Retail (5.2%)
    Home Depot                                             750         44,153
    Walmart Stores, Inc.                                   400         15,772

                              -CONTINUED-
The accompanying notes are an integral part  of these financial statements.

                               SCM PORTFOLIO FUND INC
                        SCHEDULE OF INVESTMENTS - CONTINUED
                                  DECEMBER 31, 1997



                                                      Number of
                                                      Shares or      Market
                                                      Face Amount    Value
                                                      ___________    _________

SECURITIES - CONTINUED
  Electric & Electrical Mach/Equip/Supply (4.8%)
    AMP, Inc.                                              200          8,400
    General Electric Company                               200         14,674
    Intel Corp.                                            300         21,075
    Motorola, Inc.                                         200         11,436
  Financial - Banks (3.2%)
    Synovus Financial Corp.                              1,125         36,845
  Financial - Insurance (1.5%)
    Torchmark Corp.                                        400         16,872
  Household Products (.4%)
    Rubbermaid, Inc.                                       200          5,000
  Paper and Allied Products (.7%)
    Minnesota Mining & Manuf. Co.                          100          8,206
  Primary Metals Industries (.5%)
    USX U. S. Steel                                        200          6,250
  Railroads (.8%)
    Norfolk Southern Corp.                                 300          9,150
  Utilities - Electric (1.2%)
    Southern Company                                       200          5,174
    Teco Energy Co.                                        300          8,436
  Utilities -  Telephone (5.3%)
    Bell Atlantic Corp.                                    200         18,200
    GTE Corp.                                              700         36,575
    Worldcom, Inc.                                         200          6,050
  Wholesale Trade - Non-Durable Goods (.7%)
    Nike, Inc. - Class B                                   200          7,812

         Total (cost - $346,241)                                      582,931
                                                                      ________

         Total securities (cost - $461,113)                          $699,937
                                                                     ========

The accompanying notes are an integral part of these financial statements.


                               SCM PORTFOLIO FUND INC
                               STATEMENT OF OPERATIONS
                                  DECEMBER 31, 1997

INVESTMENT INCOME
  Income
    Interest                                                         $ 27,120
    Dividends                                                          11,736
                                                                     ________
                                                                       38,856
                                                                     ________

  Expenses
    Administrative fees                                                 2,668
    Custodial fees                                                      3,091
    Fidelity bond                                                         906
    Legal expenses                                                      2,242
    Taxes and security fees                                               510
    Registration and reports                                              690
    Accounting and auditing                                             4,000
    Miscellaneous fund expenses                                         1,600
                                                                     ________
                                                                       15,707
                                                                     ________

            Net investment income                                      23,149
                                                                     ________



REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on securities transaction                          23,786
  Change in unrealized appreciation of investments                    112,532
    for the year
                                                                     ________

            Net gain on investments                                   136,318
                                                                     ________

            Net increase in net assets resulting from operations     $159,467
                                                                     ========

The accompanying notes are an integral part of these financial statements



                               SCM PORTFOLIO FUND INC
                         STATEMENT OF CHANGES IN NET ASSETS
                        YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                            1997        1996
                                                         ________    ________
OPERATIONS
  Net investment income                                  $ 23,149    $ 21,580
  Net realized gain on security transactions               23,786      21,445
  Change in unrealized appreciation                       112,532      58,081
                                                         ________    ________

       Increase in net assets resulting
          from operations                                 159,467     101,106
                                                         ________    ________

CAPITAL SHARE TRANSACTIONS
  Proceeds from issuance of shares                         49,575       3,000
  Reinvestment of dividends                                22,686      21,545
  Reinvestment of gain distribution                        23,786      21,445
  Cost of shares redeemed                                  (6,843)    (71,452)
                                                         ________    ________

        Increase (decrease) in net assets from capital
            share transactions                             89,204     (25,462)
                                                         ________    ________

DIVIDEND PAID
  From net investment income                              (22,686)    (21,545)
  From realized capital gains                             (23,786)    (21,445)
                                                         _________   ________

        Decrease in net assets from dividends paid        (46,472)    (42,990)

                                                         ________    ________

            TOTAL INCREASE IN NET ASSETS                   202,199     32,654


Balance at beginning of period                            955,602     922,948

                                                         ________    ________

Balance at end of period (including undistributed
  net investment income of $784 and $321,
  respectively)                                        $1,157,801    $955,602
                                                        =========    ========

The accompanying notes are an integral part of these financial statements.


                               SCM PORTFOLIO FUND INC
                             NOTES TO FINANCIAL STATEMENTS
                                   DECEMBER 31, 1997

_NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES_

The SCM Portfolio Fund, Inc. (the Fund) is a diversified, open-end, fully managed investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

_Security Valuation_

Investments in securities are stated at market values based on the latest quoted market prices.

_Cash Equivalents_

Cash equivalents represent temporary investments in bank money market account, and are stated at cost which approximates market value.

_Federal Income Taxes_

No provision for federal income taxes is considered necessary since the Fund intends to distribute substantially all of its taxable net income, including any realized net gains on investment, and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The identified cost method of determining the cost of investments for purposes of computing gains or losses from securities transactions is used for tax purposes.

_Other_

As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

_NOTE 2 - PURCHASES AND SALES OF SECURITIES_

Purchases and sales of securities other than United States government obligations and cash equivalents aggregated $82,938 and $92,588, respectively. During 1997, $195,919 of United States government obligations were purchased; $146,028 were redeemed. Purchases exceeded sales (maturities) of cash equivalents by $48,839 for the year. For federal income tax purposes, the identified cost of investments owned (securities and cash equivalents) as of December 31, 1997, was $910,901.

                               SCM PORTFOLIO FUND INC
                        NOTES TO FINANCIAL STATEMENTS - CONTINUED
                                   DECEMBER 31, 1997

_NOTE 3 - CAPITAL STOCK_

Transactions in capital stock for the year ended December 31, 1997, were as follows:

                                                      Shares      Amount
Shares Sold                                            3,934.261  $ 49,575
Shares issued in reinvestment of:

  Dividends                                            1,736.885    22,686
  Capital gains distributions                          1,822.715    23,786
                                                      __________  ________
                                                       7,493.861    96,047

Shares acquired                                         (563.648)   (8,365)
                                                      __________  ________

Net increase                                           6,930.213  $ 87,682
                                                      ==========  ========


_NOTE 4 - INVESTMENT ADVISORY FEES AND ADMINISTRATIVE COSTS_

The Company is party to an Investment Advisory Contract that provides for fees to be computed at an annual rate of 0.74 percent of the Company's average daily net assets. The Company's president is also president of the investment adviser. The agreement provides for an expense reimbursement from the investment adviser to the extent that the Company's total expenses exceed 2% of the Company's daily net assets. For the year ended December 31, 1997, no fees were paid. The adviser waived the balance of its fees.

The Company is also party to an Administrative Services Contract with the same adviser. This contract provides for fees to be computed at an annual rate of 0.25% of the Company's average daily net assets. Fees under this contract have been recognized for 1997 at $2,668 and for 1996 at $2,320.

                               SCM PORTFOLIO FUND INC

                              SUPPLEMENTARY INFORMATION
                          SELECTED PER SHARE DATA AND RATIOS

                   THE YEARS ENDED DECEMBER 31, 1997, 1996, 1995,
                        1994, 1993, 1992, 1991, 1990, AND 1989

                                       Year Ended December 31
                                _____________________________________

                            1997         1996         1995         1994

_Selected Per-Share Data_

Net asset values, beginning  $    11.69   $    10.97   $      9.95  $     10.41
of year                     ___________   __________   ___________  ___________

Income from investment
  Operations:
    Net investment income          .28           .28           .32          .31
    Net realized and unrealized
      gain (loss) on investments  1.61           .98          1.08         (.39)
                                ________  ___________  ___________

    Total from investment
       operations                 1.89          1.26          1.40         (.08)
                                ________     ________  ___________  ___________

Less Distributions:
  From net investment income      (.26)        (.27)        (.34)        (.29)
  From net realized gain          (.27)        (.27)        (.04)        (.09)
                              _________      _________  ___________  __________
     Total distributions          (.53)        (.54)        (.38)        (.38)
                              _________     __________  ___________  __________

Net asset value, end of       $  13.05      $   11.69   $    10.97  $      9.95
      the year                =========     ==========  ===========  ===========

_Total Return_                   16.32%         11.533%       14.11%      (.76)%

_Ratios and Supplemental Data_

Net assets, end of year       $1,157,801    $  955,602   $  922,948  $  812,629

Ratio of expenses to
  average net asset                 1.48%         1.68%       1.47%       1.59%

Ratio of net investment income
  to average net assets             3.66%         4.01%       4.52%       4.59%

Portfolio turnover rate            12.70%        11.43%      14.84%      27.17%

Average commission paid per
  investment security traded    $  0.1813      $ 0.1553         -           -



                                 Year Ended December 31
                          _____________________________________

                                1993      1992     1991     1990     1989

_Selected Per-Share Data_

Net asset values, beginning     $  10.26  $ 10.49  $  9.98  $  9.96  $ 10.00
of year                         ________  _______  _______  _______  _______

Income from investment
  Operations:
    Net investment income            .31      .31      .44      .59      .75
    Net realized and unrealized
      gain (loss) on investments     .35     (.08)     .52     (.13)    (.06)
                                ________  _______  _______  _______  _______

    Total from investment            .66      .23      .96      .46      .69
       operations               ________  _______  _______  _______  _______

Less Distributions:
  From net investment income        (.29)    (.30)    (.44)    (.44)    (.73)
  From net realized gain            (.22)    (.16)    (.01)     .00      .00
                              __________  ________  _______  _______  _______
     Total distributions            (.51)    (.46)    (.45)    (.44)    (.73)
                              __________  ________  _______  _______  _______

Net asset value, end of       $    10.41  $  10.26  $ 10.49  $  9.98  $ 9.96
      the year                ==========  ========  =======  =======  =======

_Total Return_                      6.57%     2.25%    9.78%    4.57%   6.69%

_Ratios and Supplemental Data_

Net assets, end of year       $  731,106 $ 655,028 $706,098  $693,383 $358,406
Ratio of expenses to
  average net asset                 1.58%     1.83%    1.39%    1.70%   1.40%

Ratio of net investment income
  to average net assets             4.36%     2.91%    4.22%    5.75%   7.20%

Portfolio turnover rate            21.00%    28.00%   35.00%   45.00%   0.00%


                               McMullan and Company
                           Certified Public Accountants

                   AUDITOR'S REPORT ON INTERNAL CONTROL STRUCTURE


Board of Directors
SCM Portfolio Fund, Inc.


In planning and performing our audit of the financial statements of SCM Portfolio Fund, Inc., for the year ended December 31, 1997, we considered its internal control structure, including procedures for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on the internal control structure.

The management of SCM Portfolio fund, Inc., is responsible for establishing and maintaining an internal control structure. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of internal control structure policies and procedures. Two of the objectives of an internal control structure are to provide management with reasonable, but not absolute, assurance that assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization and recorded properly to permit preparation of financial statements in conformity with generally accepted accounting principles.

Because of inherent limitations in any internal control structure, errors or irregularities may occur and not be detected. Also, projection of any evaluation of the structure to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of the internal control structure would not necessarily disclose all matters in the internal control structure that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of the specific internal control structure elements does not reduce to a relatively low level the risk that errors or irregularities in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving the internal control structure, including procedures for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 1997.

This report is intended solely for the information and use of management and the Securities and Exchange Commission.


                                McMullan and Company
                                CERTIFIED PUBLIC ACCOUNTANTS


January 12, 1998
Atlanta, Georgia